United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 2, 2023
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2023, Priority Holdings, LLC, as a borrower (the “Initial Borrower”), the other Credit Parties (as defined in the Fourth Amendment (as defined below)) party thereto, the 2023-1 Incremental Term Lender (as defined in the Fourth Amendment) and Truist Bank, as administrative agent and collateral agent (the “Agent”), entered into the Fourth Amendment to the Credit and Guaranty Agreement (the “Fourth Amendment”), which amended the Credit and Guaranty Agreement, dated as of April 27, 2021 (as amended by the First Amendment to the Credit and Guaranty Agreement, dated as of May 21, 2021, the Second Amendment to the Credit and Guaranty Agreement, dated as of September 17, 2021, the Third Amendment to the Credit and Guaranty Agreement, dated as of June 30, 2023, and as amended by the Fourth Amendment, the “Credit Agreement”; capitalized terms used but not defined herein have the meaning given to them in the Credit Agreement), among the Initial Borrower, the Credit Parties party thereto from time to time, the Lenders party thereto from time to time, and the Agent. The Fourth Amendment amended the Credit Agreement to, among other things, provide for 2023-1 Incremental Term Loans (as defined in the Fourth Amendment) under the Credit Agreement from the 2023-1 Incremental Term Lender in an aggregate principal amount of $50,000,000. The 2023-1 Incremental Term Loans will be part of the same class of Initial Term Loans under the Credit Agreement, and subject to the same terms and secured and guarantied on the same basis, as the Initial Term Loans made pursuant to the Credit Agreement.

The foregoing description of the Fourth Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Fourth Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 in connection with the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1
Fourth Amendment to the Credit and Guaranty Agreement, dated as of October 2, 2023, by and among Priority Holdings, LLC, as the Initial Borrower, the Credit Parties party thereto, the 2023-1 Incremental Term Lender and Truist Bank, as Administrative Agent and Collateral Agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer